Exhibit 99.1

Castellum, Inc. Announces the Award of a $49.8 Million Recompete Contract to its SSI Subsidiary

VIENNA, Va., Jan. 07, 2026 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) (“Castellum” or “CTM”), a cybersecurity, electronic warfare, and software engineering solutions and services technology company focused on the federal government, announces that its Specialty Systems, Inc. (“SSI”) subsidiary has been re-awarded the $49.8 million five-and a half year contract for Software Support Activities (“SSA”) support of the Naval Air Warfare Center Aircraft Division (“NAWCAD”) Lakehurst (“LKE”) (the “NAWCAD LKE Contract”), a leader in Aircraft Launch and Recovery Equipment (“ALRE”) and Naval Aviation Support Equipment (“SE”) supporting a broad portfolio of systems that enable carrier-based and expeditionary naval aviation operations. Under the terms of the NAWCAD LKE Contract, SSI will provide SSA and cyber engineering for new and in-service mission-critical Naval systems, including: Electromagnetic Aircraft Launch System, Advanced Arresting Gear, Advanced Recovery Control, Landing Aid Systems, ALRE Information Systems, and other ALRE capabilities essential to naval aviation readiness and fleet operations.

This award marks SSI’s third win and second successful recompete on the NAWCAD LKE Contract in support of SSA at NAWCAD LKE and represents the fourth-largest contract award in Castellum’s history.

“This third consecutive win is a tremendous achievement and a direct reflection of the outstanding work our technical team delivers every day. The trust SSI has earned over the years comes from consistent execution, deep domain expertise, and a shared commitment to the Navy’s mission. Our team continues to raise the bar, and we’re incredibly proud to keep supporting NAWCAD Lakehurst as a trusted partner,” said Robert Swigon, VP of Operations for NAWCAD Lakehurst at Castellum.

“CTM’s winning culture and tradition continue to grow and strengthen. This remarkable milestone win marks the end of the most successful year in our CTM history. When I took on the best job in our industry as President and Chief Executive Officer (“CEO”) of CTM a year and a half ago, we laser-focused on organic growth and on three major prime contract opportunities we dubbed our “Big 3”, and I just cannot be more proud and grateful that our CTM team delivered on not just one, or two, but all three very “tough win” opportunities against the keenest competition. Going 3 for 3 and batting 1.000 happens rarely in our industry, and it’s an incredible tribute to the enormously talented and dedicated team of our world-class CTM professionals who do their work and jobs better than anyone I know. Through their tremendous service, teamwork, and unrelenting determination, our CTM team brought home over $219 million in major prime contract wins, giving us the great honor, responsibility, and duty to directly support our vital national security mission customers and warfighters over the next five years.

Quick recap:

•In March, we won the largest prime contract in CTM history with $103.3 million, a five and a half year contract for Special Missions support of the Naval Air Systems Command Program Office PMA 290 Special Missions;

•In September, we won the $66.2 million full and open, five-year contract for logistics, engineering, cyber support services needed to support the Naval Air Warfare Center Aircraft Division Lakehurst Mission Operations & Integration Department;

•In December, we won the $49.8 million five-and a half year contract for SSA support of the Naval Air Warfare Center Aircraft Division Lakehurst and will provide SSA and cyber engineering for new and in-service mission critical Naval systems, including: Electromagnetic Aircraft Launch System, Advanced Arresting Gear, Advanced Recovery Control, Landing Aid Systems, ALRE Information Systems, and other ALRE capabilities essential to naval aviation readiness and fleet operations.

With these game-changing wins along with our OASIS+ and Missile Defense Agency SHIELD MAC IDIQ wins, our strong and healthy balance sheet and income statement, and most especially with our “best of the best” people and leaders who make up our unbeatable CTM team, you can bet that we are perfectly positioned for continued strong growth and success as we look and move ahead with unyielding confidence and purpose. No team is more committed than ours or more ready as we roll back up our sleeves and get down to work to hit the deck running at a full sprint in this new year … to provide our mission customers with the best possible support in leading edge technology services and solutions, take the best possible care of our people and our families, and continue to strengthen and maximize value to our loyal shareholders who believe in our mission and our company for the long term.” said Glen Ives, President and CEO of Castellum.

About Castellum, Inc. (NYSE-American: CTM):

Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com/.

Cautionary Statement Concerning Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company’s expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “anticipate,” “shooting to,” “intend,” “plan,” “foresee,” “likely,” “will,” “would,” “appears,” “goal,” “target” or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth, including revenue that may be generated under the NAWCA LKE Contract, new customer opportunities, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company’s ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company’s revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience. For a more detailed description of these and other risk factors, please refer to the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”), which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.

Contact:
Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com
https://castellumus.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/d861daf3-7d6e-4407-bcbf-d42b382d29ae